                                                                  Exhibit 10(z)


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


CLASS A COMMON STOCK PURCHASE OPTION                   Dated:  January 22, 1996


                          K-V PHARMACEUTICAL COMPANY

                                    Option
                   for the Purchase of Class A Common Stock
                (Subject to Adjustment as Hereinafter Provided)


      K-V PHARMACEUTICAL COMPANY, a Delaware corporation (the "Company"), hereby certifies that, in consideration of the payment to the Company of the sum of $1,150,000, MAC & Co. is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option at any time before 5 o'clock p.m., St. Louis, Missouri local time during the period (the "Exercise Period") commencing on March 1, 1997 and ending March 30, 1997 (said latter time being referred to herein as the "Expiration Time"), that number of shares of fully paid and non-assessable shares (the "Shares") of the Class A Common Stock of the Company, $.01 par value per share (the "Class A Common Stock"), as shall be determined by dividing $17,500,000 (the "Aggregate Payment") by the Purchase Price. For the purposes hereof, the Purchase Price shall mean the greater of: (i) $35.00 per Share or (ii) 80% of the Current Market Price of the Class A Common Stock at the Exercise Date; Current Market Price shall mean the average closing market price of the Class A Common Stock reported by the American Stock Exchange (or other exchange or market which is the principal trading market for the Class A Common Stock) for the ten trading day period ending on, and including, the third business day preceding the Exercise Date; and Exercise Date shall mean the date this Option is received by the Company for exercise with the Subscription Form attached hereto fully completed and executed and accompanied by the Aggregate Payment.

      As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

      1.  Exercise of Option.
          ------------------

            1.1.  Full Exercise.  This Option may be exercised in full, but
                  -------------
not in part, at any time during the Exercise Period by the holder hereof by surrendering this Option, together with a Subscription Form in the form of Exhibit A, duly executed by such holder to the Company, at any time prior
- ---------
to the Expiration Time, at the Company's principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount of the aggregate Purchase Price, subject to any adjustments provided for in Section 2.

            1.2.  Delivery of Certificates.  As soon as practicable after
                  ------------------------
any exercise of this Option and payment of the aggregate Purchase Price payable upon such exercise, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Option, or as such holder may direct (upon payment by such holder of any applicable transfer taxes), subject to the requirements of Section 3, certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or other securities or property) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share.

      2.  Adjustments to Purchase Price and Number of Securities.
          ------------------------------------------------------

            2.1.  Subdivision and Combination.  In case the Company shall
                  ---------------------------
at any time subdivide or combine the outstanding shares of Class A Common Stock, the Purchase Price and number of Shares issuable hereunder shall be adjusted accordingly.

            2.2.  Merger or Consolidation.  In case of any consolidation or
                  -----------------------
merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Class A Common Stock), the corporation formed by such consolidation or merger shall, upon written request, execute and deliver to the holder of this Option then outstanding an equivalent substitute or supplemental option providing the right to receive, upon exercise, the shares of stock and/or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Class A Common Stock for which this Option could have been exercised immediately prior to the consolidation or merger.

      3.    Compliance with the Act; Restrictions on Transfer; Investment
            ------------------------------------------------------------
Representation.  This Option and the shares of Class A Common Stock issuable
- --------------
upon the exercise hereof have not been registered under the Act. The holder hereof by acceptance hereof agrees that this Option and all securities acquired upon the exercise hereof will be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission thereunder. The exercise of this Option by the holder shall be a confirmation by the holder, at the time of exercise, that such holder is acquiring the Shares or other securities upon the exercise of this Option, for the holder's own account, for investment, and not with a present view to distribution of the Shares or other securities, or of this Option.

      4.    Reservation of Stock.  The Company will at all times reserve
            --------------------
and keep available, solely for issuance and delivery upon the exercise of this Option, all such shares of Class A Common Stock and other securities as shall be deliverable against the due exercise of this Option.

      5.    Notices of Record Date, Etc.  In case the Company shall take a
            ----------------------------
record of the holders of its Class A Common Stock (or other securities at the time receivable upon the exercise of this Option) for the purpose of:

            (a) entitling them to receive any dividend or other distribution of any shares of the capital stock of the Company, or securities convertible into shares of the capital stock of the Company;

            (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail or cause to be mailed to the holder of this Option a notice thereof at least ten days prior to the record date.

      6.    Miscellaneous. This Option shall be governed by and construed
            -------------
under the laws of the State of Delaware. Nothing contained herein shall prohibit or limit in any manner the right of the Company to issue and sell shares of Class A Common Stock or other securities of the Company for such consideration and upon such terms as the Board of Directors of the Company deems appropriate, regardless of whether or not such transaction would be dilutive to the shares of Class A Common Stock issuable upon the exercise of this Option.

      IN WITNESS WHEREOF, the Company has caused this Option to be duly signed in its behalf as of the date first set forth above.


                                         K-V PHARMACEUTICAL COMPANY


                                         By:  /s/ Marc S. Hermelin
                                            -----------------------------------
                                                Marc S. Hermelin, Vice Chairman
                                                and Chief Executive Officer

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


CLASS A COMMON STOCK PURCHASE OPTION                    Dated:  January 22, 1996


                          K-V PHARMACEUTICAL COMPANY

                                    Option
                   for the Purchase of Class A Common Stock
                (Subject to Adjustment as Hereinafter Provided)


      K-V PHARMACEUTICAL COMPANY, a Delaware corporation (the "Company"), hereby certifies that, in consideration of the payment to the Company of the sum of $1,250,000, MAC & Co. is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option at any time before 5 o'clock p.m., St. Louis, Missouri local time during the period (the "Exercise Period") commencing on September 1, 1997 and ending September 29, 1997 (said latter time being referred to herein as the "Expiration Time"), that number of shares of fully paid and non-assessable shares (the "Shares") of the Class A Common Stock of the Company, $.01 par value per share (the "Class A Common Stock"), as shall be determined by dividing $20,000,000 (the "Aggregate Payment") by the Purchase Price. For the purposes hereof, the Purchase Price shall mean the greater of: (i) $40.00 per Share or (ii) 80% of the Current Market Price of the Class A Common Stock at the Exercise Date; Current Market Price shall mean the average closing market price of the Class A Common Stock reported by the American Stock Exchange (or other exchange or market which is the principal trading market for the Class A Common Stock) for the ten trading day period ending on, and including, the third business day preceding the Exercise Date; and Exercise Date shall mean the date this Option is received by the Company for exercise with the Subscription Form attached hereto fully completed and executed and accompanied by the Aggregate Payment.

      As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

      1.  Exercise of Option.
          ------------------

            1.1.  Full Exercise.  This Option may be exercised in full, but
                  -------------
not in part, at any time during the Exercise Period by the holder hereof by surrendering this Option, together with a Subscription Form in the form of Exhibit A, duly executed by such holder to the Company, at any time prior
- ---------
to the Expiration Time, at the Company's principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount of the aggregate Purchase Price, subject to any adjustments provided for in Section 2.

            1.2.  Delivery of Certificates.  As soon as practicable after
                  ------------------------
any exercise of this Option and payment of the aggregate Purchase Price payable upon such exercise, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Option, or as such holder may direct (upon payment by such holder of any applicable transfer taxes), subject to the requirements of Section 3, certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or other securities or property) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share.

      2.  Adjustments to Purchase Price and Number of Securities.
          ------------------------------------------------------

            2.1.  Subdivision and Combination.  In case the Company shall
                  ---------------------------
at any time subdivide or combine the outstanding shares of Class A Common Stock, the Purchase Price and number of Shares issuable hereunder shall be adjusted accordingly.

            2.2.  Merger or Consolidation.  In case of any consolidation or
                  -----------------------
merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Class A Common Stock), the corporation formed by such consolidation or merger shall, upon written request, execute and deliver to the holder of this Option then outstanding an equivalent substitute or supplemental option providing the right to receive, upon exercise, the shares of stock and/or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Class A Common Stock for which this Option could have been exercised immediately prior to the consolidation or merger.

      3.    Compliance with the Act; Restrictions on Transfer; Investment
            ------------------------------------------------------------
Representation. This Option and the shares of Class A Common Stock issuable upon the exercise hereof have not been registered under the Act. The holder hereof by acceptance hereof agrees that this Option and all securities acquired upon the exercise hereof will be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission thereunder. The exercise of this Option by the holder shall be a confirmation by the holder, at the time of exercise, that such holder is acquiring the Shares or other securities upon the exercise of this Option, for the holder's own account, for investment, and not with a present view to distribution of the Shares or other securities, or of this Option.

      4.    Reservation of Stock.  The Company will at all times reserve
            --------------------
and keep available, solely for issuance and delivery upon the exercise of this Option, all such shares of Class A Common Stock and other securities as shall be deliverable against the due exercise of this Option.

      5.    Notices of Record Date, Etc.  In case the Company shall take a
            ----------------------------
record of the holders of its Class A Common Stock (or other securities at the time receivable upon the exercise of this Option) for the purpose of:

            (a) entitling them to receive any dividend or other distribution of any shares of the capital stock of the Company, or securities convertible into shares of the capital stock of the Company;

            (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail or cause to be mailed to the holder of this Option a notice thereof at least ten days prior to the record date.

      6.    Miscellaneous. This Option shall be governed by and construed
            -------------
under the laws of the State of Delaware. Nothing contained herein shall prohibit or limit in any manner the right of the Company to issue and sell shares of Class A Common Stock or other securities of the Company for such consideration and upon such terms as the Board of Directors of the Company deems appropriate, regardless of whether or not such transaction would be dilutive to the shares of Class A Common Stock issuable upon the exercise of this Option.

      IN WITNESS WHEREOF, the Company has caused this Option to be duly signed in its behalf as of the date first set forth above.


                                          K-V PHARMACEUTICAL COMPANY


                                          By:  /s/ Marc S. Hermelin
                                             -----------------------------------
                                                 Marc S. Hermelin, Vice Chairman
                                                 and Chief Executive Officer

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


CLASS A COMMON STOCK PURCHASE OPTION                    Dated:  January 22, 1996


                          K-V PHARMACEUTICAL COMPANY

                                    Option
                   for the Purchase of Class A Common Stock
                (Subject to Adjustment as Hereinafter Provided)


      K-V PHARMACEUTICAL COMPANY, a Delaware corporation (the "Company"), hereby certifies that, in consideration of the payment to the Company of the sum of $1,300,000, MAC & Co. is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option at any time before 5 o'clock p.m., St. Louis, Missouri local time during the period (the "Exercise Period") commencing on March 1, 1998 and ending March 30, 1998 (said latter time being referred to herein as the "Expiration Time"), that number of shares of fully paid and non-assessable shares (the "Shares") of the Class A Common Stock of the Company, $.01 par value per share (the "Class A Common Stock"), as shall be determined by dividing $22,500,000 (the "Aggregate Payment") by the Purchase Price. For the purposes hereof, the Purchase Price shall mean the greater of: (i) $45.00 per Share or (ii) 80% of the Current Market Price of the Class A Common Stock at the Exercise Date; Current Market Price shall mean the average closing market price of the Class A Common Stock reported by the American Stock Exchange (or other exchange or market which is the principal trading market for the Class A Common Stock) for the ten trading day period ending on, and including, the third business day preceding the Exercise Date; and Exercise Date shall mean the date this Option is received by the Company for exercise with the Subscription Form attached hereto fully completed and executed and accompanied by the Aggregate Payment.

      As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

      1.  Exercise of Option.
          ------------------

            1.1.  Full Exercise.  This Option may be exercised in full, but
                  -------------
not in part, at any time during the Exercise Period by the holder hereof by surrendering this Option, together with a Subscription Form in the form of Exhibit A, duly executed by such holder to the Company, at any time prior
- ---------
to the Expiration Time, at the Company's principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount of the aggregate Purchase Price, subject to any adjustments provided for in Section 2.

            1.2.  Delivery of Certificates.  As soon as practicable after
                  ------------------------
any exercise of this Option and payment of the aggregate Purchase Price payable upon such exercise, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Option, or as such holder may direct (upon payment by such holder of any applicable transfer taxes), subject to the requirements of Section 3, certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or other securities or property) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share.

      2.  Adjustments to Purchase Price and Number of Securities.
          ------------------------------------------------------

            2.1.  Subdivision and Combination.  In case the Company shall
                 ----------------------------
at any time subdivide or combine the outstanding shares of Class A Common Stock, the Purchase Price and number of Shares issuable hereunder shall be adjusted accordingly.

            2.2.  Merger or Consolidation.  In case of any consolidation or
                 ------------------------
merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Class A Common Stock), the corporation formed by such consolidation or merger shall, upon written request, execute and deliver to the holder of this Option then outstanding an equivalent substitute or supplemental option providing the right to receive, upon exercise, the shares of stock and/or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Class A Common Stock for which this Option could have been exercised immediately prior to the consolidation or merger.

      3.    Compliance with the Act; Restrictions on Transfer; Investment
            ------------------------------------------------------------
Representation.  This Option and the shares of Class A Common Stock issuable
- --------------
upon the exercise hereof have not been registered under the Act. The holder hereof by acceptance hereof agrees that this Option and all securities acquired upon the exercise hereof will be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission thereunder. The exercise of this Option by the holder shall be a confirmation by the holder, at the time of exercise, that such holder is acquiring the Shares or other securities upon the exercise of this Option, for the holder's own account, for investment, and not with a present view to distribution of the Shares or other securities, or of this Option.

      4.    Reservation of Stock.  The Company will at all times reserve
            --------------------
and keep available, solely for issuance and delivery upon the exercise of this Option, all such shares of Class A Common Stock and other securities as shall be deliverable against the due exercise of this Option.

      5.    Notices of Record Date, Etc.  In case the Company shall take a
            ----------------------------
record of the holders of its Class A Common Stock (or other securities at the time receivable upon the exercise of this Option) for the purpose of:

            (a) entitling them to receive any dividend or other distribution of any shares of the capital stock of the Company, or securities convertible into shares of the capital stock of the Company;

            (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail or cause to be mailed to the holder of this Option a notice thereof at least ten days prior to the record date.

      6.    Miscellaneous. This Option shall be governed by and construed
            -------------
under the laws of the State of Delaware. Nothing contained herein shall prohibit or limit in any manner the right of the Company to issue and sell shares of Class A Common Stock or other securities of the Company for such consideration and upon such terms as the Board of Directors of the Company deems appropriate, regardless of whether or not such transaction would be dilutive to the shares of Class A Common Stock issuable upon the exercise of this Option.

      IN WITNESS WHEREOF, the Company has caused this Option to be duly signed in its behalf as of the date first set forth above.


                                          K-V PHARMACEUTICAL COMPANY


                                          By:  /s/ Marc S. Hermelin
                                             ----------------------------------
                                                Marc S. Hermelin, Vice Chairman
                                                and Chief Executive Officer

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


CLASS A COMMON STOCK PURCHASE OPTION                    Dated:  January 22, 1996


                          K-V PHARMACEUTICAL COMPANY

                                    Option
                   for the Purchase of Class A Common Stock
                (Subject to Adjustment as Hereinafter Provided)


      K-V PHARMACEUTICAL COMPANY, a Delaware corporation (the "Company"), hereby certifies that, in consideration of the payment to the Company of the sum of $1,300,000, MAC & Co. is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Option at any time before 5 o'clock p.m., St. Louis, Missouri local time during the period (the "Exercise Period") commencing on September 1, 1998 and ending September 29, 1998 (said latter time being referred to herein as the "Expiration Time"), that number of shares of fully paid and non-assessable shares (the "Shares") of the Class A Common Stock of the Company, $.01 par value per share (the "Class A Common Stock"), as shall be determined by dividing $25,000,000 (the "Aggregate Payment") by the Purchase Price. For the purposes hereof, the Purchase Price shall mean the greater of: (i) $50.00 per Share or (ii) 80% of the Current Market Price of the Class A Common Stock at the Exercise Date; Current Market Price shall mean the average closing market price of the Class A Common Stock reported by the American Stock Exchange (or other exchange or market which is the principal trading market for the Class A Common Stock) for the ten trading day period ending on, and including, the third business day preceding the Exercise Date; and Exercise Date shall mean the date this Option is received by the Company for exercise with the Subscription Form attached hereto fully completed and executed and accompanied by the Aggregate Payment.

      As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

      1.  Exercise of Option.
          ------------------

            1.1.  Full Exercise.  This Option may be exercised in full, but
                  -------------
not in part, at any time during the Exercise Period by the holder hereof by surrendering this Option, together with a Subscription Form in the form of Exhibit A, duly executed by such holder to the Company, at any time prior
- ---------
to the Expiration Time, at the Company's principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount of the aggregate Purchase Price, subject to any adjustments provided for in Section 2.

            1.2.  Delivery of Certificates.  As soon as practicable after
                  ------------------------
any exercise of this Option and payment of the aggregate Purchase Price payable upon such exercise, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Option, or as such holder may direct (upon payment by such holder of any applicable transfer taxes), subject to the requirements of Section 3, certificates for the number of fully paid and non-assessable shares of Class A Common Stock (or other securities or property) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share.

      2.  Adjustments to Purchase Price and Number of Securities.
          ------------------------------------------------------

            2.1.  Subdivision and Combination.  In case the Company shall
                  ---------------------------
at any time subdivide or combine the outstanding shares of Class A Common Stock, the Purchase Price and number of Shares issuable hereunder shall be adjusted accordingly.

            2.2.  Merger or Consolidation.  In case of any consolidation or
                  -----------------------
merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Class A Common Stock), the corporation formed by such consolidation or merger shall, upon written request, execute and deliver to the holder of this Option then outstanding an equivalent substitute or supplemental option providing the right to receive, upon exercise, the shares of stock and/or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Class A Common Stock for which this Option could have been exercised immediately prior to the consolidation or merger.

      3.    Compliance with the Act; Restrictions on Transfer; Investment
            ------------------------------------------------------------
Representation.  This Option and the shares of Class A Common Stock issuable
- --------------
upon the exercise hereof have not been registered under the Act. The holder hereof by acceptance hereof agrees that this Option and all securities acquired upon the exercise hereof will be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission thereunder. The exercise of this Option by the holder shall be a confirmation by the holder, at the time of exercise, that such holder is acquiring the Shares or other securities upon the exercise of this Option, for the holder's own account, for investment, and not with a present view to distribution of the Shares or other securities, or of this Option.

      4.    Reservation of Stock.  The Company will at all times reserve
            --------------------
and keep available, solely for issuance and delivery upon the exercise of this Option, all such shares of Class A Common Stock and other securities as shall be deliverable against the due exercise of this Option.

      5.    Notices of Record Date, Etc.  In case the Company shall take a
            ----------------------------
record of the holders of its Class A Common Stock (or other securities at the time receivable upon the exercise of this Option) for the purpose of:

            (a) entitling them to receive any dividend or other distribution of any shares of the capital stock of the Company, or securities convertible into shares of the capital stock of the Company;

            (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail or cause to be mailed to the holder of this Option a notice thereof at least ten days prior to the record date.

      6.    Miscellaneous. This Option shall be governed by and construed
            -------------
under the laws of the State of Delaware. Nothing contained herein shall prohibit or limit in any manner the right of the Company to issue and sell shares of Class A Common Stock or other securities of the Company for such consideration and upon such terms as the Board of Directors of the Company deems appropriate, regardless of whether or not such transaction would be dilutive to the shares of Class A Common Stock issuable upon the exercise of this Option.

      IN WITNESS WHEREOF, the Company has caused this Option to be duly signed in its behalf as of the date first set forth above.


                                          K-V PHARMACEUTICAL COMPANY


                                          By:  /s/ Marc S. Hermelin
                                             ----------------------------------
                                                Marc S. Hermelin, Vice Chairman
                                                and Chief Executive Officer